SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549




                         FORM 8-K/A(2)




              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




              Date of Report:     April 19, 1996

                     COACHMAN INCORPORATED
    (Exact Name of Registrant as Specified in its Charter)

                           DELAWARE
        (State or Other Jurisdiction of Incorporation)

        1-9593                               73-1244422
(Commission File Number)        (I.R.S. Employer Identification No.)

       301 NW 63rd ST., STE. 500 OKLAHOMA CITY, OK  73116
     (Address of Principal Executive Offices)     (Zip Code)

                         (405) 840-4667
       (Registrant's Telephone Number, Including Area Code)

                               NONE
 (Former Name or Former Address, if Changed Since Last Report)





Form 8-K was filed March 25, 1996 and Amended on April 9, 1996 for Item
4. Changes in the Registrant's Certifying Accountant. Pursuant to a request from the Securities and Exchange Commission on April 17, 1996, below is an amended Item 4. Changes in the Registrant's Certifying Accountant including additional information requested.



Item 4.   Changes in the Registrant's Certifying Accountant.

On December 21, 1995 Coachman Incorporated (the "Corporation"), the registrant, purchased Olympic Mills Corporation, which became the major asset of the Corporation. KPMG Peat Marwick LLP has been the Certifying Accountant for Olympic Mills Corporation. Upon recommendation of the Audit Committee and approval of the Board of Directors the Corporation, on March 21, 1996, engaged KPMG Peat Marwick LLP as its Certifying
Accountant commencing with the year ended December 31, 1995.

The Corporation's Certifying Accountants, Sartain Fischbein & Company, were replaced by the Corporation on March 21, 1996, after a recommendation by the Audit Committee and an affirmative vote of the Board of Directors.

Sartain Fischbein & Company, the Corporation's former certifying accountants, report on the financial statements for either of the past two years did not contain an adverse opinion nor a disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope, or accounting principles; except that the report on the 1994 financial statement contained an explanatory paragraph discussing conditions that raise doubt about the Corporation's ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim period up to the date of the change of accountantss; there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.





April 18, 1996



Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We were previously principal accountants for Coachman Incorporated and on June 8, 1995, we reported on the consolidated financial statements of Coachman Incorporated and Subsidiaries as of and for the two years ended December 31, 1994. Our report on the 1993 financial statements was based, in part, on the report of other auditors for Caribbean Outfitters, Inc., a Subsidiary of Coachman Incorporated. On March 21, 1996, we were replaced as principle accountants of Coachman Incorporated. We have read Coachman Incorporated's statements included under Item 4 of its Form 8-K/A (2) dated April 9, 1996 and we agree with such statements.

SARTAIN FISCHBEIN & CO.

Certified Public Accountants







                           SIGNATURES


                           FORM 8-K/A

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COACHMAN INCORPORATED
                                   (Registrant)



April 19, 1996                     By:  /s/  Dennis Bradford
                                   Dennis D. Bradford
                                   Chief Executive Officer